UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 25, 2021

AZIYO BIOLOGICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39577	47-4790334
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12510 Prosperity Drive, Suite 370
Silver Spring, MD 20904

(Address of principal executive offices) (Zip Code)

(240) 247-1170

(Registrant’s telephone number, include area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	AZYO	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

Preliminary Third Quarter Revenue Results

On October 25, 2021, Aziyo Biologics, Inc. (the “Company” or “Aziyo”) announced preliminary revenue of approximately $11.5 million for the three months ended September 30, 2021, compared to $11.8 million for the three months ended September 30, 2020. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The preliminary information set forth above does not represent a comprehensive statement of the Company’s results of operations or financial condition as of or for the quarterly period ended September 30, 2021. The final comprehensive statements of our results of operations and financial condition as of and for the quarterly period ended September 30, 2021 may vary from the Company’s current expectations and may be different from the information described above as the Company’s quarterly financial statement close process is not yet complete and additional developments and adjustments may arise between now and the time the financial information for this period is finalized. In addition, these preliminary estimates are not necessarily indicative of the results to be achieved for the remainder of 2021 or in any future period. There can be no assurance that these estimates will be realized, and estimates are subject to risks and uncertainties, many of which are not within the Company’s control which are highly uncertain and cannot be predicted.

Conference Call

Aziyo expects to issue full financial results for the third quarter 2021 on Tuesday, November 9, 2021, to be followed by its quarterly conference call at 1:30 PM Pacific Time / 4:30 PM Eastern Time that day. To listen to the conference call, please dial (833) 665-0667 (US/Canada) or (914) 987-7319 (International) and use the conference ID number 1677709 approximately ten minutes prior to the start time. A webcast of the conference call can be accessed at www.aziyo.com under the investor relations section and will be archived for future reference.

The information in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Aziyo Biologics, Inc., dated October 25, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZIYO BIOLOGICS, INC.

Date: October 25, 2021	By:	/s/ Matthew Ferguson
Matthew Ferguson
Chief Financial Officer